Exhibit 99.1

Supplemental Financial and Operating Information
Quarter Ended March 31, 2017
www.preit.com
NYSE: PEI
NYSE: PEIPRA, PEIPRB, PEIPRC

Pennsylvania Real Estate Investment Trust
Supplemental Financial and Operating Information
March 31, 2017

Table of Contents
Introduction
Definitions	1
Company Information	2
Market Capitalization and Capital Resources	3
Operating Results
Statement of Operations - Quarters Ended March 31, 2017 and March 31, 2016	4
Computation of Earnings Per Share	5
Net Operating Income - Quarter Ended March 31, 2017 and March 31, 2016	6
Reconciliation of Net Income (GAAP Measure) to Net Operating Income from Consolidated Properties (Non-GAAP Measure) - Quarters Ended March 31, 2017 and March 31, 2016	7
Reconciliation of Equity in Income of Partnerships to Net Operating Income from Equity Method Investments, at Ownership Share (Non-GAAP Measure) - Quarters Ended March 31, 2017 and March 31, 2016	8
Funds From Operations and Funds Available For Distribution - Quarters Ended March 31, 2017 and March 31, 2016	9
Operating Statistics
Leasing Activity Summary - Quarter Ended March 31, 2017	10
Summarized Sales and Rent Per Square Foot and Occupancy Percentages	11
Mall Occupancy Percentage and Sales Per Square Foot	12
Top Twenty Tenants	13
Lease Expirations	14
Property Information	15
Vacant Anchor Summary	19
Balance Sheet
Condensed Balance Sheet - Proportionate Consolidation Method	20
Investment in Real Estate - Consolidated Properties	22
Investment in Real Estate - Equity Method Investments	23
Property Redevelopment Table	24
Capital Expenditures	25
Debt Analysis	26
Debt Schedule	27
Selected Debt Ratios	28
Forward Looking Statements	29

Pennsylvania Real Estate Investment Trust
Definitions
Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as net income (computed in accordance with GAAP) excluding gains and losses on sales of operating properties; plus real estate depreciation and amortization; and after adjustments for unconsolidated partnerships and joint ventures to reflect funds from operations on the same basis. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do.

FFO is a commonly used measure of operating performance and profitability among REITs. We use FFO and FFO per diluted share and unit of limited partnership interest in our operating partnership (“OP Unit”) in measuring our performance against our peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs.

FFO does not include gains and losses on sales of operating real estate assets or impairment write downs of depreciable real estate, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as NOI. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that net income is the most directly comparable GAAP measurement to FFO.

We also present Funds From Operations, as adjusted, and Funds From Operations, as adjusted, per diluted share and OP Unit, which are non-GAAP measures, for the three months ended March 31, 2017 and 2016 to show the effect of loss on hedge ineffectiveness and provision for employee separation expense which had a significant effect on our results of operations, but are not, in our opinion, indicative of our operating performance.

We believe that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as gains on sales of operating real estate and depreciation and amortization of real estate, among others. We believe that Funds From Operations, as adjusted, is helpful to management and investors as a measure of operating performance because it adjusts FFO to exclude items that management does not believe are indicative of our operating performance, including but not limited to loss on hedge ineffectiveness and provision for employee separation expense.

Net Operating Income (NOI)

NOI (a non-GAAP measure) is derived from real estate revenue (determined in accordance with generally accepted accounting principles, or GAAP, including lease termination revenue) minus property operating expenses (determined in accordance with GAAP), plus our share of revenue and property operating expenses of our partnership investments, and includes real estate revenue and property operating expenses from properties included in discontinued operations, if any. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. It is not indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that NOI is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. We believe that net income is the most directly comparable GAAP measurement to NOI.

NOI excludes other income, general and administrative expense, provision for employee separation expenses, interest expense, depreciation and amortization, gain on sale of interest in non operating real estate, gain on sale of interest in real estate, impairment losses and acquisition costs and other expenses.

Same Store NOI
Same Store NOI is calculated using retail properties owned for the full periods presented and excludes properties acquired or disposed of or under redevelopment during the periods presented.
Funds Available for Distribution (FAD)
FAD is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO as adjusted and subtracting (1) straight-line rent, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, and (5) amortization of above- and below-market lease intangibles.
We believe that net income is the most directly comparable GAAP measurement to FAD. We believe FAD provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flow from operating activities determined in accordance with GAAP, as presented in our consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

Pennsylvania Real Estate Investment Trust
Company Information
Background
Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. We currently own interests in 30 retail properties, of which 26 are operating retail properties and four which are development or redevelopment properties. The 26 operating retail properties have a total of 21.7 million square feet and include 22 shopping malls and four other retail properties.
If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:
Heather Crowell, Senior Vice President of Corporate Communications and Investor Relations
200 South Broad Street
Philadelphia, PA 19102
Telephone: (215) 875-0735
Fax: (215) 546-2504
Email: Heather.Crowell@preit.com

Research Coverage

Company	Analyst	Phone Number

Barclays Capital	Ross Smotrich	(212) 526-2306
	Linda Tsai	(212) 526-9937

Boenning & Scattergood, Inc.	Floris Van Dijkum	(212) 209-3916

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Christy McElroy	(212) 816-6981

Green Street Advisors	Daniel J. Busch	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689

Mitsubishi UFJ Securities (USA)	Karin A. Ford	(212) 405-7349

SunTrust Robinson Humphrey	Ki Bin Kim	(212) 303-4124

NOTE: Press release announcements are available on the Company's website at www.preit.com.

Pennsylvania Real Estate Investment Trust
Market Capitalization and Capital Resources
(in thousands, except per share amounts)

	Quarter Ended March 31,		Year Ended December 31,
TRADING INFORMATION	2017	2016	2016	2015
Common Shares
High Price per share	$19.92	$21.95	$25.67	$25.34
Low Price per share	$13.76	$16.42	$16.42	$18.65
Closing Share Price (at the end of period)	$15.14	$21.85	$18.96	$21.87
Series A Preferred Shares
High Price per share	$25.65	$26.30	$26.50	$27.62
Low Price per share	$25.10	$25.31	$24.80	$24.23
Closing Share Price (at the end of period)	$25.16	$26.23	$25.29	$25.81
Series B Preferred Shares
High Price per share	$25.50	$26.26	$26.71	$26.89
Low Price per share	$24.83	$24.99	$22.46	$25.09
Closing Share Price (at the end of period)	$25.18	$25.65	$25.00	$25.65
Series C Preferred Shares
High Price per share	$27.03	n/a	n/a	n/a
Low Price per share	$24.72	n/a	n/a	n/a
Closing Share Price (at the end of period)	$26.71	n/a	n/a	n/a
MARKET CAPITALIZATION
EQUITY CAPITALIZATION
Common Shares Outstanding	69,747	69,459	69,553	69,197
OP Units Outstanding	8,313	8,338	8,313	8,338
Total Common Shares and OP Units Outstanding	78,060	77,797	77,866	77,535
Equity Market Capitalization—Common Shares and OP Units	$1,181,830	$1,699,870	$1,476,339	$1,695,693
Series A Preferred Shares, Nominal Value	115,000	115,000	115,000	115,000
Series B Preferred Shares, Nominal Value	86,250	86,250	86,250	86,250
Series C Preferred Shares, Nominal Value	172,500	n/a	n/a	n/a
Total Equity Market Capitalization	$1,555,580	$1,901,120	$1,677,589	$1,896,943
DEBT CAPITALIZATION
Secured Debt Balance (1)	$1,274,330	$1,454,152	$1,428,895	$1,588,654
Unsecured Debt Balance (2) (3)	535,000	515,000	547,000	465,000
Debt Capitalization	1,809,330	1,969,152	1,975,895	2,053,654
TOTAL MARKET CAPITALIZATION	$3,364,910	$3,870,272	$3,653,484	$3,950,597
Equity Capitalization/Total Market Capitalization	46.2%	49.1%	45.9%	48.0%
Debt Capitalization/Total Market Capitalization	53.8%	50.9%	54.1%	52.0%
Unsecured Debt Balance/Total Debt	29.6%	26.2%	27.7%	22.6%
DISTRIBUTIONS PER COMMON SHARE
Ordinary Dividends	(4)	$—	$—	$—
Non-Dividend Distributions	(4)	0.21	0.84	0.84
Distributions per common share	$0.21	$0.21	$0.84	$0.84
Annualized Dividend Yield (5)	5.5%	3.8%	4.4%	3.8%
CAPITAL RESOURCES
Cash and Cash Equivalents	$40,591	$42,191	$21,892	$37,754
Revolving Facility	400,000	400,000	400,000	400,000
Amount Outstanding	(135,000)	(115,000)	(147,000)	(65,000)
Letter of Credit	(15,786)	(15,252)	—	(7,852)
Available Revolving Facility (6)	249,214	269,748	253,000	327,148
Term Loans	550,000	400,000	400,000	400,000
Amount Borrowed	(400,000)	(400,000)	(400,000)	(400,000)
Available Term Loans (6)	150,000	—	—	—
TOTAL	$439,805	$311,939	$274,892	$364,902
Shelf Registration	$1,000,000	$1,000,000	$1,000,000	$1,000,000
(1) Reflects our share of debt from equity method investments.
(2)The unsecured debt balance includes a Revolving Facility balance of $135,000 as of March 31, 2017, $147,000 as of December 31, 2016, and $115,000 as of March 31, 2016.
(3)The unsecured debt balance includes a Term Loan balance of $400,000 in each of March 31, 2017, December 31, 2016, March 31, 2016 and December 31, 2015.
(4)Tax status of 2017 dividend payments will be available in January 2018.
(5)Based on closing share price at the end of the period.
(6)The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed. Following recent property sales, the NOI from the Company’s remaining unencumbered properties is at a level such that the maximum unsecured amount that the Company may currently borrow within the Unencumbered Debt Yield covenant, including under the $400.0 million 2013 Revolving Facility and the $400.0 million aggregate Term Loans, is an aggregate of $242.5 million.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Quarters ended March 31, 2017 and 2016
(in thousands)

	Quarter Ended March 31,
	2017	2016
REVENUE:
Base rent	$57,435	$66,993
Expense reimbursements	28,097	31,134
Percentage rent	304	451
Lease termination revenue	481	235
Other real estate revenue	2,107	2,643
Total real estate revenue	88,424	101,456
Other income	840	516
Total revenue	89,264	101,972
EXPENSES:
Operating expenses:
Property operating expenses:
CAM and real estate taxes	(29,952)	(34,189)
Utilities	(3,823)	(4,326)
Other property operating expenses	(3,205)	(4,596)
Total property operating expenses	(36,980)	(43,111)
Depreciation and amortization	(31,758)	(33,735)
General and administrative expenses	(9,041)	(8,586)
Provision for employee separation expense	—	(535)
Project costs and other expenses	(312)	(51)
Total operating expenses	(78,091)	(86,018)
Interest expense, net (1)	(15,338)	(19,346)
Impairment of assets	—	(606)
Total expenses	(93,429)	(105,970)
Loss before equity in income of partnerships and gains on sales interests in real estate	(4,165)	(3,998)
Equity in income of partnerships	3,736	3,883
(Loss) gains on sales of interests in real estate, net	(57)	2,035
Gain on sale of interest in non operating real estate	—	9
Net (loss) income	(486)	1,929
Less: net loss attributed (income available) to noncontrolling interest	52	(208)
Net (loss attributable) income available to PREIT	(434)	1,721
Less: preferred share dividends	(6,205)	(3,962)
Net (loss attributable) income available to PREIT common shareholders	$(6,639)	$(2,241)

(1)	Net of capitalized interest expense of $1,431 and $703 for the quarters ended March 31, 2017 and 2016, respectively.

Pennsylvania Real Estate Investment Trust
Computation of Earnings Per Share
(in thousands, except per share amounts)

	Quarter Ended March 31,
	2017	2016
Net (loss) income	$(486)	$1,929
Noncontrolling interest	52	(208)
Dividends on preferred shares	(6,205)	(3,962)
Dividends on unvested restricted shares	(97)	(84)
Net (loss) income used to calculate loss per share - basic and diluted	$(6,736)	$(2,325)

Basic and diluted loss per share:	$(0.10)	$(0.03)

Weighted average shares outstanding - basic	69,218	68,973
Weighted average effect of common share equivalents (1)	—	—
Total weighted average shares outstanding - diluted	69,218	68,973

(1)
The Company had net losses used to calculate earnings per share for all periods presented. Therefore, the effect of common share equivalents of 109 and 298 for the three months ended March 31, 2017 and 2016, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust
Net Operating Income
Quarters Ended March 31, 2017 and 2016
(in thousands)

Net Operating Income Reconciliation

	Quarter Ended March 31,
	Same Store		Non Same Store		Total
	2017	2016	2017	2016	2017	2016
NOI from consolidated properties	$51,532	$51,756	$(88)	$6,589	$51,444	$58,345
NOI attributable to equity method investments, at ownership share	7,562	7,355	1,289	1,543	8,851	8,898
Total NOI	$59,094	$59,111	$1,201	$8,132	$60,295	$67,243
Less: lease termination revenue	520	181	35	56	555	237
Total NOI - excluding lease termination revenue	$58,574	$58,930	$1,166	$8,076	$59,740	$67,006

Pennsylvania Real Estate Investment Trust
Reconciliation of Net Income (Loss) to Net Operating Income from Consolidated Properties (Non-GAAP Measure)
Quarters Ended March 31, 2017 and 2016
(in thousands)

	2017	2016
Net (loss) income	$(486)	$1,929
Other income	(840)	(516)
Depreciation and amortization	31,758	33,735
General and administrative expenses	9,041	8,586
Provision for employee separation expense	—	535
Project costs and other expenses	312	51
Interest expense, net	15,338	19,346
Impairment of assets	—	606
Equity in income of partnerships	(3,736)	(3,883)
Loss (gains) on sales of interests in real estate), net	57	(2,035)
Gains on sales of non operating real estate	—	(9)
NOI from consolidated properties (Non-GAAP)	$51,444	$58,345

	Same Store		Non Same Store		Total
	2017	2016	2017	2016	2017	2016
Real estate revenue
Base rent	$56,667	$56,671	$768	$10,322	$57,435	$66,993
Expense reimbursements	28,030	28,632	67	2,502	28,097	31,134
Percentage rent	306	365	(2)	86	304	451
Lease termination revenue	446	179	35	56	481	235
Other real estate revenue	1,947	2,131	160	512	2,107	2,643
Total real estate revenue	87,396	87,978	1,028	13,478	88,424	101,456
Property operating expenses
CAM and real estate taxes	(28,970)	(28,853)	(982)	(5,336)	(29,952)	(34,189)
Utilities	(3,822)	(3,982)	(1)	(344)	(3,823)	(4,326)
Other property operating expenses	(3,072)	(3,387)	(133)	(1,209)	(3,205)	(4,596)
Total property operating expenses	(35,864)	(36,222)	(1,116)	(6,889)	(36,980)	(43,111)
NOI from consolidated properties (Non-GAAP)	$51,532	$51,756	$(88)	$6,589	$51,444	$58,345

Pennsylvania Real Estate Investment Trust
Reconciliation of Equity in Income of Partnerships to Net Operating Income from Equity Method Investments, at Ownership Share (Non-GAAP Measure)
Quarters Ended March 31, 2017 and 2016
(in thousands)

	2017	2016
Equity in income of partnerships	$3,736	$3,883
Depreciation and amortization	2,549	2,581
Interest expense and other expenses, net	2,566	2,434
NOI from equity method investments at ownership share (Non-GAAP)	$8,851	$8,898

	Same Store		Non Same Store		Total
	2017	2016	2017	2016	2017	2016
Real estate revenue
Base rent	$6,899	$6,889	$1,600	$2,001	$8,499	$8,890
Expense reimbursements	3,234	3,450	602	601	3,836	4,051
Percentage rent	37	56	—	15	37	71
Lease termination revenue	74	2	—	—	74	2
Other real estate revenue	229	235	161	142	390	377
Total real estate revenue	10,473	10,632	2,363	2,759	12,836	13,391
Property operating expenses
CAM and real estate taxes	(2,284)	(2,429)	(874)	(933)	(3,158)	(3,362)
Utilities	(214)	(181)	(143)	(149)	(357)	(330)
Other property operating expenses	(413)	(667)	(57)	(134)	(470)	(801)
Total property operating expenses	(2,911)	(3,277)	(1,074)	(1,216)	(3,985)	(4,493)
NOI from equity method investments at ownership share (Non-GAAP)	$7,562	$7,355	$1,289	$1,543	$8,851	$8,898

Pennsylvania Real Estate Investment Trust
Reconciliation of Net Income to Funds From Operations and Funds Available for Distribution
(in thousands, except per share amounts)

	Three Months Ended March 31,
(in thousands, except per share amounts)	2017	2016
Net (loss) income	$(486)	$1,929
Depreciation and amortization on real estate
Consolidated properties	31,433	33,366
PREIT's share of equity method investments	2,566	2,434
Loss (Gains on sales of interests in real estate), net	57	(2,035)
Impairment of assets	—	606
Dividends on preferred shares	(6,205)	(3,962)
Funds from operations attributable to common shareholders and OP Unit holders	$27,365	$32,338
Provision for employee separation expense	—	535
Loss on hedge ineffectiveness	—	142
Funds from operations, as adjusted, attributable to common shareholders and OP Unit holders	$27,365	$33,015
Funds available for distribution
Funds from operations, as adjusted, attributable to common shareholders and OP Unit holders	$27,365	$33,015
Adjustments:
Straight line rent	$(793)	$(716)
Recurring capital expenditures	(3,145)	(602)
Tenant allowances	(5,148)	(5,692)
Capitalized leasing costs	(1,667)	(1,737)
Amortization of above- and below-market lease intangibles	(103)	(411)
Funds available for distribution to common shareholders and OP Unit holders	$16,509	23,857
Funds from operations attributable to common shareholders and OP Unit holders per diluted share and OP Unit	$0.35	$0.42
Funds from operations, as adjusted, attributable to common shareholders and OP Unit holders per diluted share and OP Unit	$0.35	$0.43
Funds available for distribution to common shareholders and OP Unit holders per diluted share and OP Unit	$0.21	$0.31
PAYOUT RATIOS (1)
Payout ratio of funds from operations attributable to common shareholders and OP Unit holders	46.0%	45.1%
Payout ratio of funds from operations attributable to common shareholders and OP Unit holders, as adjusted	45.7%	43.8%
Payout ratio of funds available for distribution attributable to common shareholders and OP Unit holders	81.9%	68.8%
Weighted average number of shares outstanding	69,218	68,973
Weighted average effect of full conversion of OP Units	8,313	8,338
Effect of common share equivalents	109	298
Total weighted average shares outstanding, including OP Units	77,640	77,609

(1)	Twelve months ended March 31, 2017 and March 31, 2016, respectively.

Pennsylvania Real Estate Investment Trust
Leasing Activity Summary - Quarter Ended March 31, 2017

						Initial Gross Rent Spread (1)		Avg Rent Spread (2)	Annualized Tenant Improvements psf (3)
	Number	GLA	Term	Initial Rent psf	Prev Rent psf	$	%	%
Non Anchor
New Leases
Under 10k sf	62	86,591	6.3	$56.27	N/A	N/A	N/A	N/A	$7.93
Over 10k sf	5	105,869	11.0	16.95	N/A	N/A	N/A	N/A	9.07
Total New Leases	67	192,460	6.7	$34.64	N/A	N/A	N/A	N/A	$8.56
Renewal Leases
Under 10k sf	83	169,768	3.7	52.46	51.27	1.19	2.3%	6.0%	$—
Over 10k sf	3	57,730	2.7	18.69	18.39	0.30	1.6%	2.0%	—
Total Fixed Rent	86	227,498	3.7	$43.89	$42.93	$0.96	2.2%	5.6%	$—
Percentage in Lieu	2	10,109	1.0	5.96	5.96	N/A	N/A	N/A	—
Total Renewal Leases	88	237,607	3.6	$42.28	$41.36	$0.92	2.2%	5.6%	$—
Total Non Anchor (4)	155	430,067	4.9	$38.86
Anchor
New Leases	3	206,878	12.0	$9.36	N/A	N/A	N/A	N/A	$5.25
Renewal Leases	1	212,000	5.0	$1.37	$1.41	$(0.04)	(2.8)%	N/A
Total (4)	4	418,878	10.3	$5.32

(1)
Initial renewal spread is computed by comparing the initial rent psf in the new lease to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent, CAM charges, estimated real estate tax reimbursements and marketing charges, but excludes percentage rent. In certain cases, a lower rent amount may be payable for a period of time until specified conditions in the lease are satisfied.

(2)
Average renewal spread is computed by comparing the average rent psf over the new lease term to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent and fixed CAM charges, but excludes pro rata CAM charges, estimated real estate tax reimbursements, marketing charges and percentage rent.

(3)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.

(4)	Includes eleven leases and 248,915 square feet of GLA with respect to our unconsolidated partnerships.

Pennsylvania Real Estate Investment Trust
Summarized Sales and Rent Per Square Foot and Occupancy Percentages

	March 31, 2017								March 31, 2016
	% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Actual Occupancy		Leased Occupancy		% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy
					Total	Non-Anchor	Total	Non-Anchor					Total	Non-Anchor

Malls	89.1%	$465	$58.10	13.1%	92.9%	90.5%	94.8%	92.1%	81.9%	$469	$57.21	13.1%	93.8%	90.6%
Other Retail Properties	5.3%	N/A	$26.78	—%	93.1%	92.5%	93.7%	93.2%	3.8%	N/A	$26.50	N/A	95.4%	95.0%
Total Retail Properties	94.4%	N/A	$50.69	N/A	92.9%	90.8%	94.7%	92.3%	85.7%	N/A	$50.33	N/A	93.9%	91.3%
Sold Properties (3)	2.9%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.3%	$329	$31.27	N/A	94.5%	88.6%
Other Properties (4)	2.7%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	3.0%	N/A	N/A	N/A	N/A	N/A
Total Portfolio	100.0%	$465	$50.69		92.9%	90.8%	94.7%	92.3%	100.0%	$460	$49.12		94.0%	91.0%

(1)
Average gross rent for malls includes all non-anchor space owned by the Company and leased to tenants that occupy individual spaces of less than 10,000 square feet. Average gross rent for other retail properties includes all non-anchor space owned by the Company regardless of size.

(2)	Average gross rent for mall tenants greater than 10,000 sf was $21.86 per square foot as of March 31, 2017 and $20.72 per square foot as of March 31, 2016.

(3)
Sold properties include Beaver Valley Mall, Crossroads Mall, Gadsden Mall, Lycoming Mall, New River Valley Mall, Palmer Park Mall, Washington Crown Center, Wiregrass Commons Mall, and two street level retail properties. Average comp sales and average gross rent information as of March 31, 2016 includes Beaver Valley Mall, Crossroads Mall and Washington Crown Center.

(4)	Operating metrics for Fashion Outlets of Philadelphia as of March 31, 2017 and 2016, respectively, are excluded because the property is under redevelopment.

Pennsylvania Real Estate Investment Trust
Mall Occupancy Percentage and Sales Per Square Foot

	March 31, 2017			March 31, 2016			Change
	Avg Comp Sales (1)	Total Occ %	Non Anchor Occup. %	Avg Comp Sales (1)	Total Occ %	Non Anchor Occup. %	Avg Comp Sales (1)		Total Occ %		Non Anchor Occup. %
Malls
Willow Grove Park	$651	97.7%	95.3%	$591	97.2%	94.4%	10.2%		0.5%		0.9%
Cherry Hill Mall	647	92.4%	90.8%	659	95.0%	94.0%	(1.8)%		(2.6)%		(3.2)%
Lehigh Valley Mall	565	95.1%	91.9%	565	96.7%	94.5%	—%		(1.6)%		(2.6)%
Woodland Mall	532	96.9%	94.8%	544	96.3%	96.3%	(2.2)%		0.6%		(1.5)%
Springfield Town Center	525	90.9%	87.8%	508	85.0%	79.8%	3.3%	—	5.9%	—	8.0%
Jacksonville Mall	498	96.9%	93.9%	486	96.9%	93.9%	2.5%		—%		—%
The Mall at Prince Georges	484	93.6%	86.5%	459	96.8%	93.3%	5.4%		(3.2)%		(6.8)%
Dartmouth Mall	480	90.6%	84.6%	498	95.1%	92.0%	(3.6)%		(4.5)%		(7.4)%
Patrick Henry Mall	424	95.0%	92.7%	444	89.1%	84.1%	(4.5)%		5.9%		8.6%
Springfield Mall	423	92.7%	92.7%	411	98.1%	98.1%	2.9%		(5.4)%		(5.4)%
Viewmont Mall	420	97.3%	95.1%	442	99.3%	98.2%	(5.0)%		(2.0)%		(3.1)%
Magnolia Mall	418	83.4%	95.9%	409	99.2%	98.3%	2.2%		(15.8)%		(2.4)%
Valley Mall	407	98.8%	97.9%	431	95.1%	91.5%	(5.6)%		3.7%		6.4%
Capital City Mall	405	78.4%	98.0%	437	92.5%	87.3%	(7.3)%		(14.1)%		10.7%
Valley View Mall	386	92.5%	89.9%	391	95.7%	94.2%	(1.3)%		(3.2)%		(4.3)%
Wyoming Valley Mall	375	91.8%	76.5%	397	94.4%	84.1%	(5.5)%		(2.6)%		(7.6)%
Cumberland Mall	374	95.4%	92.5%	368	95.2%	92.7%	1.6%		0.2%		(0.2)%
Moorestown Mall	370	93.1%	84.8%	370	92.3%	83.1%	—%		0.8%		1.7%
Francis Scott Key Mall	360	96.1%	93.8%	370	91.6%	86.9%	(2.7)%		4.5%		6.9%
Plymouth Meeting Mall	329	93.1%	89.3%	339	94.4%	91.2%	(2.9)%		(1.3)%		(1.9)%
Exton Square Mall	329	83.8%	80.6%	340	76.8%	81.0%	(3.2)%		7.0%		(0.4)%
Logan Valley Mall	313	96.1%	90.7%	337	98.0%	95.2%	(7.1)%		(1.9)%		(4.5)%
Total Malls weighted average	$465	92.9%	90.5%	$469	93.8%	90.6%	(0.9)%		(0.9)%		(0.1)%

(1)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of less than 10,000 square feet and have occupied the space for at least 24 months.

Pennsylvania Real Estate Investment Trust
Top Twenty Tenants

Tenant	Brands	Locations at Consolidated Properties	Locations at Unconsolidated Properties	Total Number of Locations (1)	Percentage of Annualized Gross Rent (2)
L Brands, Inc.	Bath & Body Works, Henri Bendel, Pink, Victoria's Secret	41	6	47	4.0%
Foot Locker, Inc.	Champs, Foot Locker, Footaction, House of Hoops by Foot Locker, Kids Foot Locker, Lady Foot Locker, Nike Yardline	43	8	51	3.8%
Signet Jewelers Limited	J.B. Robinson Jewelers, Kay Jewelers, LeRoy's, Marks and Morgan Jewelers, Piercing Pagoda, Plumb Gold, Shaw's Jewelers, Silver & Gold Connection, Totally Pagoda, Zale's Jewelers	64	9	73	3.1%
Gap, Inc.	Banana Republic, Gap/Gap Kids/Gap Outlet/Baby Gap, Old Navy	20	9	29	2.7%
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	21	4	25	2.5%
J.C. Penney Company, Inc. (3)	JC Penney	17	1	18	2.3%
Express, Inc	Express, Express Factory Outlet, Express Men	14	3	17	2.0%
Genesco, Inc.	Hat Shack, Hat World, Johnston & Murphy, Journey's, Journey's Kidz, Lids, Lids Locker Room, Shi by Journey's, Underground by Journey's	50	8	58	1.9%
Ascena Retail Group, Inc.	Ann Taylor, Dress Barn, Justice, Lane Bryant, Loft, Maurices	31	6	37	1.9%
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream	7	2	9	1.8%
Macy's(4)	Bloomingdale's, Macy's	20	2	22	1.8%
Forever 21, Inc.	Forever 21	8	1	9	1.5%
Luxottica Group S.p.A.	Lenscrafters, Pearle Vision, Sunglass Hut/Watch Station	30	6	36	1.5%
Advent CR Holdings, Inc.	Charlotte Russe	14	2	16	1.4%
Regal Entertainment Group	Regal Cinemas	4	—	4	1.4%
H&M Hennes & Mauritz L.P.	H & M	13	—	13	1.1%
The Children's Place Retail Stores, Inc.	The Children's Place	16	2	18	1.1%
Darden Concepts, Inc.	Bahama Breeze, Capital Grille, Olive Garden, Seasons 52, Yard House	8	—	8	1.0%
Abercrombie & Fitch Co.	abercrombie, Abercrombie & Fitch, Hollister Co.	10	2	12	1.1%
Best Buy Co., Inc.	Best Buy, Best Buy Mobile	17	3	20	1.0%
Total Top 20 Tenants		448	74	522	38.8%
Total Leases		1,643	345	1,988	100.0%

(1)	Excludes tenants from Fashion Outlets of Philadelphia.

(2)	Includes our share of tenant gross rent from partnership properties based on PREIT’s ownership percentage in the respective equity method investments as of March 31, 2017.

(3)	Includes a store at Willow Grove Park that the tenant announced it will close in 2017.

(4)
Includes tenant owned stores at Moorestown Mall, Valley Mall and Valley View Mall and a store located at Plymouth Meeting Mall owned by a third party. The tenant closed the Valley Mall location in March 2016 and the Moorestown Mall, Valley View Mall and Plymouth Meeting Mall locations in March 2017. PREIT purchased the Valley Mall and Valley View Mall locations in April 2017.

Pennsylvania Real Estate Investment Trust
Lease Expirations as of March 31, 2017
(dollars in thousands except psf amounts)

Non-Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA (2)	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2016 and Prior	127	426,904	5.0%	$19,725	$17,543	5.8%	$46.20
2017	199	383,858	4.5%	22,338	20,545	6.8%	58.19
2018	262	1,099,863	12.8%	41,363	37,135	12.3%	37.61
2019	245	941,235	11.0%	38,369	34,784	11.5%	40.76
2020	192	1,059,109	12.3%	33,468	28,527	9.4%	31.60
2021	166	835,386	9.7%	30,031	25,379	8.4%	35.95
2022	121	455,466	5.3%	22,317	19,355	6.4%	49.00
2023	120	646,243	7.5%	26,382	23,741	7.8%	40.82
2024	128	512,624	6.0%	27,607	25,700	8.5%	53.85
2025	174	778,082	9.1%	36,539	27,647	9.1%	46.96
2026	123	595,209	6.9%	26,438	19,781	6.5%	44.42
Thereafter	85	849,116	9.9%	24,369	22,800	7.5%	28.70
Total/Average	1,942	8,583,095	100.0%	$348,946	$302,937	100.0%	$40.66

Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring (4)	Expiring GLA	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2018	4	466,069	8.0%	$2,379	$2,379	9.1%	$5.10
2019	9	1,209,615	20.6%	$4,596	$4,596	17.6%	$3.80
2020	8	1,027,661	17.6%	5,115	5,115	19.6%	4.98
2021	9	979,841	16.8%	5,657	4,449	17.1%	5.77
2022	9	1,321,331	22.5%	4,857	4,505	17.3%	3.68
2023	—	—	—%	—	—	—%	—
2024	—	—	—%	—	—	—%	—
2025	2	390,245	6.7%	1,281	1,281	4.9%	3.28
2026	1	58,371	1.0%	803	803	3.1%	13.76
2027	1	155,392	2.7%	445	445	1.7%	2.86
Thereafter	3	239,815	4.1%	2,504	2,504	9.6%	10.44
Total/Average	46	5,848,340	100.0%	$27,637	$26,077	100.0%	$4.73

(1)	Only includes owned space. Excludes tenants from Fashion Outlets of Philadelphia.

(2)	Does not include tenants occupying space under license agreements with initial terms of less than one year. The GLA of these tenants is 722,134 square feet.

(3)	Includes our share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective equity method investments.

(4)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust
Property Information as of March 31, 2017

		Landlord Owned Anchors/Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA
Malls
Capital City Mall	Camp Hill, PA	JCPenney	2020	102,825	Macy's	120,000	53,787	183,790	107,379	618,083
			(3)
		Field and Stream	2031				50,302
Cherry Hill Mall	Cherry Hill, NJ	Nordstrom	2025	138,000	JCPenney	174,285	206,114	417,370	62,884	1,303,253
					Macy's	304,600
Cumberland Mall	Vineland, NJ	Burlington Coat Factory	2019	80,983	BJ's Wholesale Club	117,889	189,559	149,772	30,984	950,986
		The Home Depot	2019	132,013	Boscov's	155,341
		Dick's Sporting Goods	2028	50,000
		Regal Cinemas	2019				44,445
Dartmouth Mall	Dartmouth, MA	JCPenney	2019	100,020	Macy's	140,000	82,696	144,362	49,695	670,201
		Sears	2021	108,440
		AMC Theaters	2026				44,988
Exton Square Mall (1)	Exton, PA	Boscov's	2019	178,000	Macy's	181,200	58,269	240,101	131,236	991,478
		Sears	2019	144,301
		Round 1	2027	58,371
Francis Scott Key Mall	Frederick, MD	JCPenney	2021	101,293	Macy's	139,333	139,863	180,185	24,333	756,040
		Sears	2018	120,883
		Dick's Sporting Goods	2025				50,150
Jacksonville Mall	Jacksonville, NC	Belk	2021	72,510			112,810	124,768	15,329	495,022
		JCPenney	2020	51,812
		Sears	2021	117,793
Lehigh Valley Mall	Allentown, PA	Boscov's	2022	164,694	JCPenney	207,292	179,478	358,442	47,403	1,169,309
		Macy's	2022	212,000

Pennsylvania Real Estate Investment Trust
Property Information as of March 31, 2017 (continued)
(continued on next page)

		Landlord Owned Anchors/Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA
Logan Valley Mall	Altoona, PA	JCPenney	2022	146,497			101,388	197,419	30,573	783,637
		Macy's	2020	149,197
		Sears	2019	158,563
Magnolia Mall	Florence, SC	Belk	2021	115,793			54,310	165,027	11,314	618,769
		Best Buy	2018	32,054
		JCPenney	2022	104,107
		Sears	(3)	91,164
		Dick's Sporting Goods	2018				45,000
Moorestown Mall	Moorestown, NJ	Boscov's	2020	202,765	Lord & Taylor	121,200	32,504	200,609	52,018	1,072,530
		Sears	2022	205,591	Macy's	200,000
		Regal Cinemas	2028				57,843
Patrick Henry Mall	Newport News, VA	Dick's Sporting Goods	2022	50,250	Dillard's	144,157	57,684	215,737	21,545	714,585
		JCPenney	2020	85,212	Macy's	140,000
Plymouth Meeting Mall	Plymouth Meeting, PA	Boscov's	2021	188,429	Macy's	214,635	150,414	210,824	49,169	926,626
		Whole Foods	2029	65,155
		AMC Theaters	2027				48,000
Springfield Mall	Springfield, PA				Macy's	192,000	20,577	186,397	16,327	611,200
					Target	195,899
Springfield Town Center	Springfield, VA	Macy's	2025	252,245	JCPenney	209,144	174,249	318,072	96,262	1,397,037
					Target	180,841
		Dick's Sporting Goods	2025				53,891
		Nordstrom Rack	2025				33,107
		Regal Cinemas	2029				49,788
		Saks OFF 5th	2026				29,438

Pennsylvania Real Estate Investment Trust
Property Information as of March 31, 2017 (continued)

(continued on next page)

		Landlord Owned Anchors/Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA
The Mall at Prince Georges	Hyattsville, MD	JCPenney	2021	148,778			161,532	217,882	59,092	918,125
		Macy's	2018	195,655
		Target	2019	135,186
Valley Mall	Hagerstown, MD	Bon -Ton	2019	123,094	Macy's(2)	120,000	95,023	233,041	8,374	913,446
		JCPenney	2019	157,455	Sears	123,400
		Regal Cinemas	2020				53,059
Valley View Mall	La Crosse, WI	JCPenney	2020	96,357	Herberger's	41,344	53,368	150,717	28,055	628,093
					Macy's	100,000
					Sears	113,252
		Dick's Sporting Goods	2025				45,000
Viewmont Mall	Scranton, PA	JCPenney	2020	193,112	Macy's	139,801	76,053	156,979	12,016	577,961
Willow Grove Park	Willow Grove, PA	JCPenney	2032	124,660	Bloomingdale's	237,537	88,284	269,284	17,688	1,178,369
		Macy's	2022	225,000	Sears	175,584
		Nordstrom Rack	2022	40,332
Woodland Mall	Grand Rapids, MI	Sears	(4)	312,965	JCPenney	254,905	163,473	253,191	23,053	1,164,903
					Macy's	157,316

Wyoming Valley Mall	Wilkes-Barre, PA	Bon-Ton	2027	155,392			76,436	166,899	74,852	910,297
		JCPenney	2022	172,860
		Macy's	2020	146,381
		Sears	2018	117,477
Total Malls				6,125,664		4,600,955	2,932,882	4,740,868	969,581	19,369,950

Pennsylvania Real Estate Investment Trust
Property Information as of March 31, 2017 (continued)

		Landlord Owned Anchors/Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA
Other Retail Properties
Gloucester Premium Outlets	Blackwood, NJ						37,303	288,010	44,600	369,913
Metroplex Shopping Center	Plymouth Meeting, PA	Giant Food Store	2021	67,185	Lowe's	163,215	287,711	56,292	—	778,190
					Target	137,514
		Dick's Sporting Goods	2020				41,593
		Saks OFF 5th	2026				24,680
The Court at Oxford Valley	Fairless Hills, PA	Best Buy	2021	59,620	BJ's Wholesale Club	116,872	282,733	54,141	11,028	704,526
					The Home Depot	130,751
		Dick's Sporting Goods	2021				49,381
Red Rose Commons	Lancaster, PA				The Home Depot	134,558	204,994	6,107	52,191	462,882
					Weis Market	65,032
Total Other Retail Properties				126,805		747,942	928,395	404,550	107,819	2,315,511
Portfolio Total				6,252,469		5,348,897	3,861,277	5,145,418	1,077,400	21,685,461

(1)Vacant GLA includes 59,629 square feet from former JCPenney store which closed in the second quarter of 2015.
(2)Macy's closed this tenant owned store in March 2016. PREIT purchased this location in April 2017
(3)Leases terminated in Q1 2017.
(4)Sears at Woodland Mall (312,965 square feet) is occupying space under a license agreement with an initial term of less than one year.

Pennsylvania Real Estate Investment Trust
Anchor Replacement Summary

	Former/Existing Anchors				Replacement Tenant(s)
Property	Name	GLA '000's	Date Closed/Closing	Date Decommissioned	Name	GLA '000's	Actual/Targeted Occupancy Date
Completed:
Cumberland Mall	JC Penney (1)	51	Q3 2015	Q3 2015	Dick's Sporting Goods	50	Q4 2016
Exton Square Mall	JC Penney (1)	118	Q2 2015	n/a	Round 1	58	Q4 2016
In process:
Exton Square Mall	K-mart (1)	96	Q1 2016	Q2 2016	Whole Foods	58	Q4 2017
Viewmont Mall	Sears (1)	193	Q3 2016		Dick's Sporting Goods/Field & Stream	90	Q4 2017
					Home Goods	23	Q4 2017
Capital City Mall	Sears (1)	101	Q1 2017	n/a	Dick's Sporting Goods	62	Q3 2017
					Junior anchor, restaurants and small shop space	55
Woodland Mall	Sears (1)(4)	313	Q2 2017	n/a	Von Maur,	86	Q4 2019
					Junior anchor, restaurants and small shop space	203	Q4 2019
Magnolia Mall	Sears (1)	91	Q1 2017	n/a	Burlington	46	Q4 2017
					Junior anchor and small shop space
Valley View Mall	Macy's (5)	100	Q1 2017	n/a	Herberger's	100	Q4 2017
Pending:
Plymouth Meeting Mall	Macy's (3)	215	Q1 2017	n/a	To be determined
Moorestown Mall	Macy's (2)	200	Q1 2017	n/a	To be determined
Valley Mall	Macy's (5)	120	Q1 2016	n/a	To be determined

(1)	PREIT owned

(2)	Tenant owned

(3)	Third party owned

(4)	Purchased by PREIT from tenant in the fourth quarter of 2016, under license to Sears until April 30, 2017

(5)	Purchased by PREIT in April 2017

Pennsylvania Real Estate Investment Trust
Condensed Balance Sheet
(in thousands, except per share amounts)

	March 31, 2017	December 31, 2016
ASSETS	(unaudited)
Investments in real estate, at cost
Operating properties	$3,205,211	$3,196,529
Construction in progress (CIP)	108,553	97,575
Land held for development	5,910	5,910
Total investments in real estate	3,319,674	3,300,014
Accumulated depreciation	(1,090,174)	(1,060,845)
Net investments in real estate	2,229,500	2,239,169
Investments in partnerships, at equity	186,789	168,608
Other assets:
Cash and cash equivalents	18,704	9,803
Rent and other receivables (1)	31,047	39,026
Intangible assets, net	19,172	19,746
Deferred costs and other assets, net	101,839	93,800
Assets held for sale	3,444	46,680
Total assets	$2,590,495	$2,616,832
LIABILITIES AND EQUITY
Liabilities:
Mortgage loans, net	$1,069,539	$1,222,859
Term Loans, net	397,231	397,043
Revolving Facility	135,000	147,000
Tenants’ deposits and deferred rent	15,146	13,262
Distributions in excess of partnership investments	61,898	61,833
Fair value of derivative instruments	834	1,520
Liabilities related to assets held for sale	—	2,658
Other liabilities	62,206	68,251
Total liabilities	1,741,854	1,914,426
Equity:
Total equity	848,643	702,406
Total liabilities and equity	$2,590,497	$2,616,832

(1)	Total includes straight line rent of $24.4 million as of March 31, 2017 and $23.7 million as of December 31, 2016.

Pennsylvania Real Estate Investment Trust
Assets and Liabilities - Equity Method Investments, at Ownership Share (Non-GAAP)
(in thousands, except per share amounts)

	As of March 31, 2017	As of December 31, 2016
ASSETS:
Investments in real estate, at cost:
Operating properties	$301,457	$307,001
Construction in progress	103,384	82,295
Total investments in real estate	404,841	389,296
Accumulated depreciation	(106,867)	(105,546)
Net investments in real estate	297,974	283,750
Cash and cash equivalents	21,887	12,089
Deferred costs and other assets, net	18,394	17,978
Total assets	338,255	313,817
LIABILITIES:
Mortgage loans payable, net	200,048	200,876
Other liabilities	13,316	6,166
Total liabilities	213,364	207,042
Net investment	$124,891	$106,775
Reconciliation to comparable GAAP balance sheet item:
Investment in partnerships, at equity	$186,789	$168,608
Distributions in excess of partnership investments	(61,898)	(61,833)
Net investment	$124,891	$106,775

The non-GAAP financial information presented above includes financial information attributable to our share of unconsolidated properties. This proportionate financial information is non-GAAP financial information, but we believe that it is helpful information because it reflects the pro rata contribution from our unconsolidated properties that are owned through investments accounted for under GAAP using the equity method of accounting. Under such method, changes in our investments in these entities are recorded in the balance sheet caption entitled “Investment in partnerships, at equity.” In the case of deficit investment balances, such amounts are recorded in “Distributions in excess of partnership investments.”

To derive the proportionate financial information reflected in the tables above we multiplied the percentage of our economic interest in each partnership on a property-by-property basis by each line item. Under the partnership agreements relating to our current unconsolidated partnerships with third parties, we own a 25% to 50% economic interest in such partnerships, and there are generally no provisions in such partnership agreements relating to special non-pro rata allocations of income or loss, and there are no preferred or priority returns of capital or other similar provisions. While this method approximates our indirect economic interest in our pro rata share of the assets and liabilities of our unconsolidated partnerships, we do not control these partnerships or have a direct legal claim to the assets, liabilities, revenues or expenses of the unconsolidated partnerships beyond our rights as an equity owner in the event of any liquidation of such entity. Our percentage ownership is not necessarily indicative of the legal and economic implications of our ownership interest.

Pennsylvania Real Estate Investment Trust
Investment in Real Estate - Consolidated Properties
(in thousands)

	March 31, 2017				December 31, 2016
	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate
Malls
Capital City Mall	$112,270	$1,656	$41,154	$72,772	$112,256	$228	$40,264	$72,220
Cherry Hill Mall	472,657	2,722	216,036	259,343	471,953	422	209,950	262,425
Cumberland Mall	81,882	—	23,136	58,746	81,805	533	22,351	59,987
Dartmouth Mall	71,246	613	36,585	35,274	70,324	35	35,902	34,457
Exton Square Mall	165,444	21,825	49,967	137,302	165,118	21,360	48,842	137,636
Francis Scott Key Mall	94,438	—	35,941	58,497	93,467	1	35,118	58,350
Jacksonville Mall	86,136	—	33,579	52,557	85,889	—	32,792	53,097
Logan Valley Mall	107,823	—	38,421	69,402	107,813	—	37,613	70,200
Magnolia Mall	90,788	801	42,723	48,866	90,582	973	41,993	49,562
Moorestown Mall	152,214	48	53,588	98,674	152,227	18	51,616	100,629
Patrick Henry Mall	152,068	—	63,194	88,874	151,733	640	62,121	90,252
Plymouth Meeting Mall	177,213	4,463	73,420	108,256	177,112	3,752	71,186	109,678
The Mall at Prince Georges	109,365	2,223	52,304	59,284	108,120	1,549	51,459	58,210
Springfield Town Center	485,916	—	25,396	460,520	485,265	—	21,922	463,343
Valley Mall	110,722	407	40,306	70,823	109,806	40	39,363	70,483
Valley View Mall	79,374	276	25,384	54,266	79,376	—	24,710	54,666
Viewmont Mall	102,530	10,081	37,767	74,844	102,498	6,096	36,930	71,664
Willow Grove Park	242,549	—	91,069	151,480	241,252	—	88,976	152,276
Woodland Mall	196,219	30,163	64,748	161,634	196,014	28,692	63,204	161,502
Wyoming Valley Mall	114,357	46	45,456	68,947	113,919	7	44,533	69,393
Total Malls	3,205,211	75,324	1,090,174	2,190,361	3,196,529	64,346	1,060,845	2,200,030
Other Properties
Springhills	—	19,229	—	19,229	—	19,229	—	19,229
White Clay Point	—	14,000	—	14,000	—	14,000	—	14,000
Land held for development	5,910	—	—	5,910	5,910	—	—	5,910
Total Other Properties	5,910	33,229	—	39,139	5,910	33,229	—	39,139
Total Investment in Real Estate	$3,211,121	$108,553	$1,090,174	$2,229,500	$3,202,439	$97,575	$1,060,845	$2,239,169

Pennsylvania Real Estate Investment Trust
Investment in Real Estate - Equity Method Investments at Ownership Share
(in thousands)

	March 31, 2017				December 31, 2016
	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate
Unconsolidated Malls
Fashion Outlets of Philadelphia(1)	$78,257	$102,172	$16,712	$163,717	$83,780	$81,113	$16,798	$148,095
Lehigh Valley Mall	47,734	295	26,649	21,380	47,786	265	26,296	21,755
Springfield Mall	57,595	66	19,856	37,805	57,462	66	19,474	38,054
Total Unconsolidated Malls	183,586	102,533	63,217	222,902	189,028	81,444	62,568	207,904
Unconsolidated Other Retail Properties
Gloucester Premium Outlets	27,691	29	1,807	25,913	27,793	29	1,514	26,308
Metroplex Shopping Center	42,918	26	24,342	18,602	42,918	26	24,200	18,744
The Court at Oxford Valley	28,970	9	11,727	17,252	28,970	9	11,571	17,408
Red Rose Commons	11,996	3	3,504	8,495	11,996	3	3,451	8,548
Total Unconsolidated Other Retail Properties	111,575	67	41,380	70,262	111,677	67	40,736	71,008
Unconsolidated Property Under Development
Pavilion at Market East	6,296	784	2,270	4,810	6,296	784	2,242	4,838
Total Unconsolidated Properties Under Development	6,296	784	2,270	4,810	6,296	784	2,242	4,838
TOTAL INVESTMENT IN REAL ESTATE	$301,457	$103,384	$106,867	$297,974	$307,001	$82,295	$105,546	$283,750
(1)CIP includes $41.0 million of existing building shell that was reclassified from operating properties.

Pennsylvania Real Estate Investment Trust
Property Redevelopment Table as of March 31, 2017

NAME OF PROJECT LOCATION	PREIT's PROJECTED SHARE OF COST (1)	TOTAL PROJECT COST (1)	PREIT'S INVESTMENT TO DATE	TARGETED RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CON- STRUCTION COMPLETION	STABILIZATION YEAR
	(in millions)	(in millions)	(in millions)

Fashion Outlets of Philadelphia (2) Philadelphia, PA	$152.5-$182.5	$305-$365	$67.5	8-9%	2016	2018	2020
-Complete overhaul of the former Gallery at Market East, spanning three city blocks in downtown Philadelphia. Project will offer a fusion of luxury and moderate outlet shops, flagship retail, destination dining and entertainment experiences.

Woodland Mall Grand Rapids, MI	$106-$114	$106-$114	$28.9	7-8%	2017	2019	2020
-Upgrade of existing tenant mix inclusive of 90,000 square foot Von Maur, along with an array of high-quality retail in enclosed small shop space and 30,000 square feet of quality polished casual restaurants, will join the roster, replacing a Sears store, in 2019.

The Mall at Prince Georges Hyattsville, MD	$30-$31	$30-31	$5.4	8-9%	2016	2018	2019
-Property remerchandising, including H&M, with plans to add fast casual restaurants and other retail on the exterior of the mall. Minor interior cosmetic renovation and exterior re-facing planned.

Plymouth Meeting Mall Plymouth Meeting, PA	$7	$7	$5.3	8-9%	2016	2017	2018
-Addition of 33,000 sf Legoland Discovery Center, one of nine in the United States.

Anchor replacements:

Capital City Mall Camp Hill, PA	$28-$30	$28-30	$6.6	7-9%	2017	2017	2019
-58,000 square foot Dick’s Sporting Goods will replace Sears along with 2-3 additional, exterior-access medium boxes.

Exton Square Mall - Phase I Exton, PA	$29	$29	$28.9	9-10%	2016	2017	2018
-55,000 sf Whole Foods to open on site of K-Mart in 2017; -Addition of first to market entertainment complex, Round 1, in the former JCPenney anchor store location.

Magnolia Mall Florence, SC	$15-$19	$15-$19	$1.5	7-9%	2017	2017	2019
-60,000 square foot, first-to-market Burlington will replace Sears along with 2 additional, exterior-access medium boxes.

Viewmont Mall Scranton, PA	$21-$22	$21-$22	$10.1	8-9%	2016	2017	2018
-Dick's Sporting Goods/Field & Stream concept and HomeGoods to replace Sears anchor store location.

Valley View Mall La Crosse, WI	$8-$9	$8-$9	$0.3	10%	2017	2017	2019
-Herberger's lease executed to relocate and expand info former Macy's space.

(1) PREIT's projected share of costs is net of any expected tenant reimbursements, parcel sales, tax credits or other incentives.
(2) Total Project Costs are net of $25.0 million of approved public financing grants that will be a reduction of costs.

Pennsylvania Real Estate Investment Trust
Capital Expenditures
(in thousands)

	Quarter Ended March 31, 2017
	Consolidated	PREIT's Share of Equity Method Investments	Total
Redevelopment projects with incremental GLA and/or anchor replacement (1)	$17,360	$15,673	$33,033
New development projects	—	2	2
Tenant allowances	5,127	21	5,148
Recurring capital expenditures:
CAM expenditures	2,944	13	2,957
Non-CAM expenditures	110	(104)	6
Total recurring capital expenditures	3,054	(91)	2,963
Total	$25,541	$15,605	$41,146

(1)	Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust
Debt Analysis as of March 31, 2017
(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable (2)	$1,067,847	59.0%	$5,844	0.3%	$1,073,691	59.3%
Unconsolidated mortgage loans payable (3)	176,342	9.7%	24,297	1.3%	200,639	11.0%
Term Loans (4)	350,000	19.3%	50,000	2.9%	400,000	22.2%
2013 Revolving Facility	—	—%	135,000	7.5%	135,000	7.5%
TOTAL OUTSTANDING DEBT	$1,594,189	88.0%	$215,141	12.0%	$1,809,330	100.0%
AVERAGE STATED INTEREST RATE	3.96%		2.20%		3.75%

(1)	Includes variable rate debt swapped to fixed rate debt.

(2)	Excludes deferred financing costs of $4,152.

(3)	Reflects our share of debt of equity method investees. Excludes our share of deferred financing costs of $591.

(4)	Excludes deferred financing costs of $2,769.

		Average Debt Balance
		Mortgage Debt	2013 Revolving Facility	Term Loans	TOTAL
Beginning Balance	12/31/2016	$1,428,895	$147,000	$400,000	$1,975,895
Mortgage loan amortization, including our share of debt equity method investees		(4,565)	—	—	(4,565)
The Mall at Prince Georges mortgage repayment		(150,000)	—	—	(150,000)
2013 Revolving Facility, net		—	(12,000)	—	(12,000)
Ending Balance	3/31/2017	$1,274,330	$135,000	$400,000	$1,809,330
Weighted Average Balance		$1,377,731	$79,044	$400,000	$1,856,776

	Debt Maturities (1)
Year	Scheduled Amortization	Def Fin Cost Amort Mortgages	Mortgage Balance at Maturity	2013 Revolving Facility	Term Loans	Def Fin Cost Amort Term Loans	Total Debt
2017	16,803	(919)	3,283	—	—	(561)	18,606
2018	22,243	(927)	89,450	135,000	—	(749)	245,017
2019	23,176	(869)	—	—	150,000	(574)	171,733
2020	23,003	(818)	85,680	—	150,000	(484)	257,381
2021	21,287	(473)	216,760	—	100,000	(401)	337,173
Thereafter	37,460	(737)	735,185	—	—	—	771,908
	$143,972	$(4,743)	$1,130,358	$135,000	$400,000	$(2,769)	$1,801,818

(1)
The weighted average period to mortgage loan maturity is 5.48 years, excluding extension options. Includes 100% of mortgage loan debt from consolidated properties and our share of mortgage loan debt of equity method investees.

Weighted Average Mortgage Interest Rates
Year	Balance (1)	Interest Rate
2017	$3,316	3.31%
2018	89,450	3.25%
2019	—	—%
2020	92,067	5.90%
2021	227,158	3.58%
Thereafter	862,339	4.26%
Total	$1,274,330	4.18%

(1)	Includes our share of debt of equity method investees.

Pennsylvania Real Estate Investment Trust
Debt Schedule as of March 31, 2017
(in thousands)

	Debt	Interest Rate	Annual Debt Service	Balance at Maturity	Initial Maturity Date	Fully Extended Maturity Date
Fixed Rate Mortgage Loans
Francis Scott Key Mall (1)	$62,625	3.71%	$2,311	$62,625	Mar 2018	Mar 2018
Valley View Mall	29,030	5.95%	2,290	27,161	July 2020	July 2020
Lehigh Valley Mall (2)	63,037	5.88%	4,972	58,519	July 2020	July 2020
Viewmont Mall (1)	57,000	3.48%	1,984	57,000	Mar 2021	Mar 2021
Woodland Mall (1)	128,460	3.02%	5,553	121,600	Apr 2021	Apr 2021
Red Rose Commons (2)	13,644	5.14%	978	12,378	July 2021	July 2021
The Court at Oxford Valley (2)	28,054	5.56%	2,058	25,782	July 2021	July 2021
Capital City Mall	60,907	5.30%	4,379	54,715	Mar 2022	Mar 2022
Cumberland Mall	46,351	4.40%	3,433	38,157	Aug 2022	Aug 2022
Cherry Hill Mall	286,158	3.90%	16,980	251,120	Sept 2022	Sept 2022
Dartmouth Mall	62,229	3.97%	3,825	53,300	Apr 2023	Apr 2023
Metroplex Shopping Center (2)	39,835	5.00%	2,818	33,502	Oct 2023	Oct 2023
Wyoming Valley Mall	75,839	5.17%	5,124	66,747	Dec 2023	Dec 2023
Patrick Henry Mall	93,614	4.35%	5,748	77,591	July 2025	July 2025
Springfield Mall (2)	31,772	4.45%	1,964	26,299	Oct 2025	Oct 2025
Willow Grove Park	165,634	3.88%	9,599	133,754	Oct 2025	Oct 2025
Total Fixed Rate Mortgage Loans	$1,244,189	4.23%	$74,016	$1,100,250
Variable Rate Mortgage Loans
Pavilion East Associates (2)	$3,316	3.31%	$201	$3,283	Aug 2017	Aug 2017
Francis Scott Key Mall	5,844	3.12%	183	5,844	Mar 2018	Mar 2018
Gloucester Premium Outlets (2)	20,981	1.92%	458	20,981	June 2018	June 2019
Total Variable Rate Mortgage Loans	$30,141	2.31%	$842	$30,108
Total Mortgage Loans	$1,274,330	4.18%	$74,858	$1,130,358
CONSOLIDATED MORTGAGE LOANS	$1,073,691	4.04%	$61,409	$949,614
CONSOLIDATED DEFERRED FINANCING FEES	(4,152)	N/A	N/A	N/A
UNCONSOLIDATED MORTGAGE LOANS (2)	200,639	4.93%	13,449	180,744
UNCONSOLIDATED DEFERRED FINANCING FEES (2)	(591)	N/A	N/A	N/A
2014 5 YEAR TERM LOAN (1)	150,000	3.10%	4,652	150,000	Jan 2019	Jan 2019
2014 7 YEAR TERM LOAN (1)	100,000	2.95%	2,947	100,000	Dec 2021	Dec 2021
2015 5 YEAR TERM LOAN FIXED (1)	100,000	2.87%	2,866	100,000	June 2020	June 2020
2015 5 YEAR TERM LOAN VARIABLE	50,000	2.38%	1,192	50,000	June 2020	June 2020
TERM LOAN DEFERRED FINANCING FEES	(2,769)	N/A	N/A	N/A
2013 REVOLVING FACILITY	135,000	2.11%	2,855	135,000	June 2018	June 2020
Total	$1,801,818	3.75%	$89,370	$1,665,358
AMORTIZATION OF DEFERRED FINANCING FEES	—	0.18%	—	—
EFFECTIVE INTEREST RATE	$1,801,818	3.93%	$89,370	$1,665,358

(1)	All or a portion of the loan has been effectively swapped to the fixed interest rate presented.

(2)	Includes our share of debt of equity method investees, based on our ownership percentage.

Pennsylvania Real Estate Investment Trust
Selected Debt Ratios (1)

March 31, 2017
Consolidated Liabilities to Gross Asset Value	48.15%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 60%
Secured Indebtedness to Gross Asset Value	32.35%
Secured indebtedness to Gross Asset Value may not exceed 60%
Adjusted EBITDA to Fixed Charges	2.09
Adjusted EBITDA may not be less than 1.50 to 1.00
Unencumbered Adjusted NOI to Unsecured Interest Expense	5.46
Unencumbered Adjusted NOI to Unsecured Interest Expense may not be less than 1.75 to 1.00
Unencumbered Debt Yield	16.31%
The ratio of Unencumbered Adjusted NOI to Unsecured Debt may not be less than 11%

(1)
The 2013 Revolving Facility agreement dated as of April 17, 2013, as amended, the 2014 Term Loan agreements dated as of June 30, 2016 and January 8, 2014, and the 2015 Term Loan agreement dated June 26, 2015 contain identical affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2013 Revolving Facility, 2014 Term Loans, and 2015 Term Loan. In addition to the ratios set forth herein, there are several other ratios set forth in the covenants under the 2013 Revolving Facility, 2014 Term Loans and 2015 Term Loan with which the Company must comply, all of which are described in the Company’s 2016 Annual Report on Form 10-K dated February 28, 2017.

Pennsylvania Real Estate Investment Trust
Forward Looking Statements

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. When used, the words “anticipate,” “believe,” “estimate,” “target,” “goal,” ”expect,” “intend,” “may,” “plan,” “project,” “result,” “should,” “will,” and similar expressions, which do not relate solely to historical matters, are intended to identify  forward looking statements. These forward-looking statements reflect our current views about future events, achievements or results and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. In particular, our business might be materially and adversely affected by uncertainties affecting real estate businesses generally as well as the following, among other factors:

•	changes in the retail industry, including consolidation and store closings, particularly among anchor tenants;

•	our ability to maintain and increase property occupancy, sales and rental rates, in light of the relatively high number of leases that have expired or are expiring in the next two years;

•	increases in operating costs that cannot be passed on to tenants;

•
current economic conditions and the state of employment growth and consumer confidence and spending, and the corresponding effects on tenant business performance, prospects, solvency and leasing decisions and on our cash flows, and the value and potential impairment of our properties;

•	the effects of online shopping and other uses of technology on our retail tenants;

•	risks related to our development and redevelopment activities;

•	acts of violence at malls, including our properties, or at other similar spaces, and the potential effect on traffic and sales;

•	our ability to identify and execute on suitable acquisition opportunities and to integrate acquired properties into our portfolio;

•	our partnerships and joint ventures with third parties to acquire or develop properties;

•	concentration of our properties in the Mid-Atlantic region;

•	changes in local market conditions, such as the supply of or demand for retail space, or other competitive factors;

•	changes to our corporate management team and any resulting modifications to our business strategies;

•	our ability to sell properties that we seek to dispose of or our ability to obtain prices we seek;

•
potential losses on impairment of certain long-lived assets, such as real estate, or of intangible assets, such as goodwill, including such losses that we might be required to record in connection with any dispositions of assets;

•	our substantial debt and the liquidation preference value of our preferred shares and our high leverage ratio;

•	constraining leverage, unencumbered debt yield, interest and tangible net worth covenants under our principal credit agreements;

•	our ability to refinance our existing indebtedness when it matures, on favorable terms or at all;

•
our ability to raise capital, including through joint ventures or other partnerships, through sales of properties or interests in properties, through the issuance of equity or equity-related securities if market conditions are favorable, or through other actions;

•	our short- and long-term liquidity position;

•	potential dilution from any capital raising transactions or other equity issuances; and

•	general economic, financial and political conditions, including credit and capital market conditions, changes in interest rates or unemployment.